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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    July 31, 2000


                                 ZINDART LIMITED
             (Exact Name of Registrant as Specified in its Charter)


Hong Kong S.A.R., China         000-22161               Not Applicable
(State of Incorporation      (Commission File          (I.R.S. Employer
   or Organization)               Number)             Identification No.)

                            Flat C&D, 25/F, Block 1,
                           Tai Ping Industrial Centre
                            57 Ting Kok Road, Tai Po,
                    New Territories, Hong Kong S.A.R., China
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code: 011-852-2665-6992

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

     Zindart Limited (the "Company") is filing this Current Report on Form 8-K (this "Report") to supplement certain information set forth in the Company's Proxy Statement for Annual General Meeting of Shareholders on September 6, 2000 (the "Proxy Statement"), as filed with the Securities and Exchange Commission on
Schedule 14A on July 31, 2000.

     As of April 15, 2000, all of the Company's Ordinary Shares (the "Shares") indicated in the Proxy Statement to be beneficially owned by the entities referred to as the ChinaVest Funds were directly owned by ZIC Holdings Limited ("ZIC") or HYP Holdings Limited ("HYP"). The ChinaVest Funds own a majority of the voting securities of ZIC and HYP and therefore may be deemed to beneficially own the Shares directly owned by ZIC or HYP. This Report also clarifies that HYP is a beneficial owner of more than 5% of the outstanding Shares.

     The information set forth under the heading "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement is restated in its entirety below:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth beneficial ownership of the Company's outstanding Ordinary Shares (the "Shares") as of April 15, 2000 by (1) each person known by the Company to own beneficially more than 5% of the outstanding Shares, (2) each member of the Board of Directors of the Company, (3) the Company's Chief Executive Officer and its other four most highly compensated executive officers at March 31, 2000 and (4) the executive officers, directors and nominees for director of the Company as a group.

     Information with respect to beneficial ownership is based upon information furnished by each director, officer or holder or contained in filings made with the Securities and Exchange Commission. Except as set forth below, the business address of each named individual is that of the Company.


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
                                                     SHARES BENEFICIALLY     PERCENTAGE OF SHARES
      NAME OF BENEFICIAL OWNER                              OWNED               OUTSTANDING(1)
      ------------------------                              -----               --------------
ZIC Holdings Limited(2)                                   2,611,111                 29.6

HYP Holdings Limited(3)                                     492,713                  5.6

Heartland Advisors, Inc.(4)                               1,977,900                 22.4

Alexander M.K. Ngan(5)(6)                                   308,337                  3.4

Feather S.Y. Fok(6)                                           6,250                  *

Tony D. H. Lai(6)                                             5,000                  *

Trevor Dyer                                                      --                 --

George Chen                                                      --                 --

Peter A.J. Gardiner                                              --            .    --

James E. Gilleran(6)                                         27,500                  *

Christopher Guest                                                --                 --

Leo Paul Koulos(6)                                           27,500                  *

Gordon L. M. Seow                                            27,500                  *

Robert A. Theleen(5)                                          4,000                  *

Victor Yang(6)                                               18,750                  *

All executive officers, directors and nominees for          424,837                  4.5
director as a group (12 persons)(6)

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  *  Less than 1%

(1) Based on 8,834,125 Shares outstanding on April 15, 2000, assuming the issuance of 666,667 Shares reserved for future issuance pursuant to an Exchange Agreement entered into in February 1998 by the Company with Hua Yang Holdings Co., Ltd. ("Parent"), Hua Yang Printing Holdings Co., Limited ("Subsidiary"), HYP Holdings Limited ("HYP"), Karl Chan (BVI) Holdings Limited ("Chan Holdings"), Karl K.W. Chan ("Chan" and, together with HYP and Chan Holdings, the "Hua Yang Shareholders"),


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        certain investment funds operated by ChinaVest and Advent International that are shareholders of HYP (the "Principal HYP Shareholders") and ChinaVest Management Limited, as the agent on behalf of the Hua Yang Shareholders and the Principal HYP Shareholders.

(2) The address of ZIC Holdings Limited ("ZIC") is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Island. The ChinaVest Funds (described below in Note 5) own a majority of the voting securities of ZIC and therefore may be deemed to be the beneficial owner of the Shares directly owned by ZIC.

(3) The address of HYP Holdings Limited is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, Grand Cayman, Cayman Island. The ChinaVest Funds own a majority of the voting securities of HYP and therefore may be deemed to be the beneficial owner of the Shares directly owned by HYP.

(4) Based on the Schedule 13G/A filed February 3, 2000 by Heartland Advisors, Inc. The address of Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, WI 53202.

(5) Excludes 2,611,111 Shares owned by ZIC and 492,713 Shares owned by HYP which may be deemed to be beneficially owned by the ChinaVest Funds. Based on a Schedule 13D filed on October 2, 1998, the ChinaVest Funds consist of ChinaVest Partners IV, a Delaware limited partnership ("Partners"), ChinaVest Management Ltd., a Bermuda corporation ("Management"), ChinaVest IV, L.P., a Delaware limited partnership ("IV"), ChinaVest IV-A, L.P., a Delaware limited partnership ("IV-A"), and ChinaVest IV-B, a Bermuda limited partnership ("IV-B"). Partners is the general partner of IV and IV-A, and Management is the general partner of IV-B. Messrs. Theleen and Ngan are general partners of Partners. Mr. Ngan and Mr. Theleen disclaim beneficial ownership of the Shares that may be deemed to be beneficially owned by ChinaVest Funds, except to the extent they have a pecuniary interest in such Shares.

(6)     Includes 16,666, 1,250, 2,500, 2,500, 2,500 and 1,250 American
        Depositary Shares, each representing one Ordinary Share, receivable upon exercise by Mr. Ngan, Ms. Fok, Mr. Lai, Mr. Gilleran, Mr. Koulos and Mr. Yang, respectively, of options exercisable within 60 days after the date of this table.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZINDART LIMITED


                                            By: /s/ Feather S.Y. Fok
                                                -----------------------------
                                                Feather S.Y. Fok
                                                Chief Financial Officer


Date: October 13, 2000


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